                                                                    EXHBIT 99.7


DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.       CASE NUMBER:  01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
---------------------------
Steve Moeller
Director, Accounting

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.       CASE NUMBER:  01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

20-Jul-02                      Summary Of Bank And                 Attachment 1
3:25 PM                        Investment Accounts
Summary                Delta Queen Coastal Voyages, L.L.C.            UNAUDITED
Delta Queen Coastal          Case No: 01-10964 (JCA)
Voyages, LLC                 For Month Of June, 2002


                                        Balances
                            ------------------------------         Receipts &         Bank
                                Opening          Closing          Disbursements     Statements      Account
Account                     As Of 6/01/02    As Of 6/30/02          Included         Included      Reconciled
-------                     -------------    -------------        -------------     ----------     ----------
No Bank Or Investment              NA               NA                NA                NA            NA
Accounts

20-Jul-02                     Receipts & Disbursements             Attachment 2
3:25 PM                 Delta Queen Coastal Voyages, L.L.C.
Summary                      Case No: 01-10964 (JCA)
Delta Queen Coastal          For Month Of June, 2002
Voyages, LLC
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

20-Jul-02                   Concentration & Investment             Attachment 3
3:26 PM                         Account Statements
Summary                  Delta Queen Coastal Voyages, L.L.C.
Delta Queen Coastal           Case No: 01-10964 (JCA)
Voyages, LLC                 For Month Of June, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:47:36
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: JUN-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                          PTD-Actual
                                          30-Jun-02
                                        --------------

Revenue
Gross Revenue                                     0.00
Allowances                                        0.00
                                        --------------
Net Revenue                                       0.00

Operating Expenses
Air                                               0.00
Hotel                                             0.00
Commissions                                       0.00
Onboard Expenses                                  0.00
Passenger Expenses                                0.00
Vessel Expenses                                   0.00
Layup/Drydock Expense                             0.00
Vessel Insurance                                  0.00
                                        --------------
Total Operating Expenses                          0.00

                                        --------------
Gross Profit                                      0.00

SG&A Expenses
Sales & Marketing                                 0.00
Start-Up Costs                                    0.00
                                        --------------
Total SG&A Expenses                               0.00

                                        --------------
EBITDA                                            0.00

Depreciation                                      0.00

                                        --------------
Operating Income                                  0.00

Other Expense/(Income)
Interest Income                                   0.00
Equity in Earnings for Sub              (82,154,798.91)
Reorganization expenses                           0.00
                                        --------------
Total Other Expense/(Income)             82,154,798.91

                                        --------------
Net Pretax Income/(Loss)                (82,154,798.91)

Income Tax Expense                                0.00

                                        --------------
Net Income/(Loss)                       (82,154,798.91)
                                        ==============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:41
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: JUN-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                               YTD-Actual                YTD-Actual
                                                30-Jun-02                 22-Oct-02
                                             --------------            --------------

ASSETS

Cash and Equivalent                                    0.00                      0.00

Restricted Cash                                        0.00                      0.00

Accounts Receivable                                    0.00                      0.00

Inventories                                            0.00                      0.00

Prepaid Expenses                                       0.00                      0.00

Other Current Assets                                   0.00                      0.00

                                             --------------            --------------
Total Current Assets                                   0.00                      0.00


Fixed Assets                                           0.00                      0.00

Accumulated Depreciation                               0.00                      0.00

                                             --------------            --------------
Net Fixed Assets                                       0.00                      0.00


Net Goodwill                                           0.00                      0.00

Intercompany Due To/From                        (412,107.06)              (411,482.06)

Net Deferred Financing Fees                            0.00                      0.00

Net Investment in Subsidiaries               (95,928,066.39)           (12,652,491.22)

                                             --------------            --------------
Total Other Assets                           (96,340,173.45)           (13,063,973.28)

                                             --------------            --------------
Total Assets                                 (96,340,173.45)           (13,063,973.28)
                                             ==============            ==============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:41
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: JUN-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                               YTD-Actual                YTD-Actual
                                                30-Jun-02                 22-Oct-02
                                             --------------            --------------

LIABILITIES

Accounts Payable                                       0.00                      0.00

Accrued Liabilities                                    0.00                      0.00

Deposits                                               0.00                      0.00

                                             --------------            --------------
Total Current Liabilities                              0.00                      0.00


Long Term Debt                                         0.00                      0.00

Other Long Term Liabilities                   (2,896,625.10)            (2,896,625.10)

                                             --------------            --------------
Total Liabilities                             (2,896,625.10)            (2,896,625.10)


OTHER

Liabilities Subject to Compromise                      0.00                      0.00

                                             --------------            --------------
Total Other                                            0.00                      0.00


OWNER'S EQUITY

Common Stock                                           0.00                      0.00

Add'l Paid In Capital                                  0.00                      0.00

Current Net Income (Loss)                    (82,581,904.06)            (6,703,754.04)

Retained Earnings                            (10,861,644.29)            (3,463,594.14)

                                             --------------            --------------
Total Owner's Equity                         (93,443,548.35)           (10,167,348.18)

                                             --------------            --------------
Total Liabilities & Equity                   (96,340,173.45)           (13,063,973.28)
                                             ==============            ==============

Delta Queen                       ATTACHMENT 6                   01-10962 (JCA)
Coastal Voyages, LLC        Summary List of Due To/
                               Due From Accounts
                       For the Month Ended June 30, 2002


                                                             BEGINNING                                                  ENDING
AFFILIATE NAME                           CASE NUMBER          BALANCE             DEBITS            CREDITS            BALANCE
American Classic Voyages Co.              01-10954          (934,299.38)               --                --          (934,299.38)
AMCV Cruise Operations, Inc.              01-10967          190,721.38                 --                --          190,721.38
The Delta Queen Steamboat Co.             01-10970          906,024.08           5,174.88                --          911,198.96
Great AQ Steamboat, L.L.C                 01-10960          (144,264.37)               --                --          (144,264.37)
Great Pacific NW Cruise Line, L.L.C       01-10977          (118,887.26)               --                --          (118,887.26)
Great River Cruise Line, L.L.C            01-10963          (18,978.71)                --                --          (18,978.71)
Great Ocean Cruise Line, L.L.C            01-10959          (85,950.95)                --                --          (85,950.95)
Cape Cod Light, L.L.C                     01-10962            5,769.44                 --             30.64            5,738.80
Cape May Light, L.L.C                     01-10961          (212,241.29)            30.64          5,174.88          (217,385.53)
                                                            -------------------------------------------------------------------
                                                            (412,107.06)         5,205.52          5,205.52          (412,107.06)
                                                            ===================================================================

                      Delta Queen Coastal Voyages, L.L.C.
                                 01-10964 (JCA)




                           Accounts Receivable Aging
                              As of June 30, 2002







                                  Attachment 7


                                 Not Applicable

                      Delta Queen Coastal Voyages, L.L.C.
                                 01-10964 (JCA)




                            Accounts Payable Detail
                              As of June 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.       CASE NUMBER:  01-10964 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.